                                                                     Exhibit 4.1

                                                                  EXECUTION COPY

          FIRST AMENDMENT dated as of December 22, 2005 (this "Amendment"), to the AMENDED AND RESTATED TERM LOAN AND REVOLVING CREDIT AGREEMENT dated as of April 8, 2005 (the "Credit Agreement"), among THE GOODYEAR TIRE & RUBBER COMPANY, an Ohio corporation ("Goodyear"); GOODYEAR DUNLOP TIRES EUROPE B.V., a corporation organized under the laws of the Netherlands (the "European J.V."); GOODYEAR DUNLOP TIRES GERMANY GMBH, a company organized under the laws of the Federal Republic of Germany; GOODYEAR GMBH & CO. KG, a partnership organized under the laws of the Federal Republic of Germany; DUNLOP GMBH & CO. KG, a partnership organized under the laws of the Federal Republic of Germany; GOODYEAR LUXEMBOURG TIRES S.A., a societe anonyme organized under the laws of Luxembourg; the LENDERS party thereto (together with their successors and permitted assigns thereunder, the "Lenders"); J.P. MORGAN EUROPE LIMITED, as Administrative Agent (in such capacity, the "Administrative Agent"); and JPMORGAN CHASE BANK, N.A., as Collateral Agent.

          WHEREAS, on the terms and conditions set forth in the Credit Agreement, the Lenders have extended and agreed to extend credit to the Borrowers (such term and each other capitalized term used and not otherwise defined herein having the meaning assigned to it in the Credit Agreement); and

          WHEREAS, Goodyear and the Borrowers have requested, and the Majority Lenders are willing to agree, that certain provisions of the Credit Agreement be amended on the terms and subject to the conditions set forth herein to permit the conversion of GD Handelssysteme GmbH & Co. KG, a partnership organized under the laws of the Federal Republic of Germany and a Grantor and a Subsidiary Guarantor under the Credit Agreement ("GDHS"), into a limited liability company (a Gesellschaft mit beschrankter Haftung, or "GmbH"), as described in a letter dated the date hereof from Goodyear (the "Amendment Request");

          NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto hereby agree as follows:

          SECTION 1. Amendment of Section 6.14 of the Credit Agreement. Section
6.14 of the Credit Agreement is hereby amended by inserting at the end thereof the following new paragraph (c):

          "(c) Notwithstanding the foregoing provisions of this Section 6.14, GD Handelssysteme GmbH & Co. KG ("GDHS") may be converted into a GmbH that immediately after such conversion will hold substantially the same assets as were held by GDHS (the GmbH resulting from such conversion being called the "Resulting GmbH").

Following such conversion, the Resulting GmbH will not (i) engage in any business other than substantially the business in which GDHS shall have been engaged on December 1, 2005 or (ii) become a partner of any Subsidiary that is organized as a KG, and none of Goodyear, the European J.V. or the other Borrowers shall, or shall permit any Subsidiary to, (i) merge, consolidate or amalgamate with the Resulting GmbH or (ii) except in the ordinary course of business and consistent with past practice, make any Investment in or transfer any material assets to the Resulting GmbH. To the extent it shall not remain liable therefor by operation of law, the Resulting GmbH will promptly assume all the obligations of GDHS under the Guarantee and Collateral Agreement and the other Security Documents. Goodyear and the Borrowers shall, and shall cause the Resulting GmbH and all direct owners of the capital stock of the Resulting GmbH to, promptly take all such actions and execute all such documents or instruments (including documents or instruments reflecting the conversion of GDHS to a GmbH) as shall be necessary or reasonably requested by the Collateral Agent to create or maintain in favor of the Collateral Agent perfected Liens on the capital stock and assets of the Resulting GmbH consistent in all material respects with the Liens in favor of the Collateral Agent on the capital stock and assets of GDHS."

          SECTION 2. Representations and Warranties. Each of Goodyear and the European J.V. represents and warrants to the Administrative Agent and the Lenders that:

               (a) On the date hereof and at the time the amendment provided for herein becomes effective, no Default has occurred and is continuing or will have occurred and be continuing.

               (b) All representations and warranties of Goodyear and the European J.V. set forth in the Credit Agreement are true and correct in all material respects on and as of the date hereof, and will be true and correct on the date hereof and at the time the amendments provided for herein become effective, except to the extent such representations and warranties relate to an earlier date (in which case they were true and correct as of such earlier date).

               (c) The financial and other information regarding GDHS furnished to the Administrative Agent in connection with this Amendment is true and correct in all material respects.

          SECTION 3. Conditions Precedent to Effectiveness. This Amendment shall become effective when the Administrative Agent shall have received counterparts hereof duly executed and delivered by Goodyear, each Borrower and the Majority Lenders.

          SECTION 4. No Other Amendments or Waivers; Confirmation. Except as expressly amended hereby, the provisions of the Credit Agreement are and shall remain in full force and effect. Nothing herein shall be deemed to entitle Goodyear or the Borrowers to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit

Agreement in similar or different circumstances. This Amendment shall be a Credit Document for all purposes of the Credit Agreement.

          SECTION 5. Expenses. Goodyear agrees to pay or reimburse the Administrative Agent for its reasonable out-of-pocket expenses in connection with this Amendment, including the reasonable fees, charges and disbursements of Cravath, Swaine & Moore LLP and Allen & Overy LLP, counsel for the Administrative Agent.

          SECTION 6. GOVERNING LAW. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HERETO SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

          SECTION 7. Counterparts. This Amendment may be executed by one or more of the parties hereto on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. This Amendment may be delivered by facsimile transmission of the signature pages hereof.

          SECTION 8. Headings. The section headings used herein are for convenience of reference only, are not part of this Amendment and are not to affect the construction of, or to be taken into consideration in interpreting this Amendment.

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their duly authorized officers as of the day and year first above written.

                                        THE GOODYEAR TIRE & RUBBER COMPANY,


                                        By: /s/ Darren Wells
                                            ------------------------------------
                                        Name: Darren Wells
                                        Title: Senior Vice President Business
                                               Development and Treasurer


                                        GOODYEAR DUNLOP TIRES EUROPE B.V.,


                                        By: /s/ R. M. Archer
                                            ------------------------------------
                                        Name: R. M. Archer
                                        Title: VP Finance and CFO


                                        GOODYEAR DUNLOP TIRES GERMANY GMBH,


                                        By: /s/ Thomas Korner
                                            ------------------------------------
                                        Name: Thomas Korner
                                        Title:
                                               ---------------------------------


                                        GOODYEAR GMBH & CO. KG,


                                        By: /s/ Thomas Korner
                                            ------------------------------------
                                        Name: Thomas Korner
                                        Title:
                                               ---------------------------------


                                        DUNLOP GMBH & CO. KG,


                                        By: /s/ Thomas Korner
                                            ------------------------------------
                                        Name: Thomas Korner
                                        Title:
                                               ---------------------------------

                                        GOODYEAR LUXEMBOURG TIRES SA,


                                        By: /s/ H. Lange
                                            ------------------------------------
                                        Name: H. Lange
                                        Title: Finance Director


                                        By: /s/ L. Reiles
                                            ------------------------------------
                                        Name: L. Reiles
                                        Title: Authorized Signer


                                        JPMORGAN CHASE BANK, N.A.,
                                        individually and as Collateral Agent,


                                        By: /s/ Bernard J. Lillis
                                            ------------------------------------
                                        Name: Bernard J. Lillis
                                        Title: Managing Director

     The undersigned institutions hereby appove and become a party to the First Amendment dated as of December 22, 2005, to the Amended and Restated Term Loan and Revolving Credit Agreement dated as of April 8, 2005, of The Goodyear Tire & Rubber Company; Goodyear Dunlop Tires Europe B.V., Goodyear Dunlop Tires Germany GmbH, Goodyear GmbH & CO KG, Dunlop GmbH & CO KG and Goodyear Luxembourg Tires
SA:

                                        BANK AUSTRIA CREDITANSTALT AG,


                                        By: /s/ Ingo Bleier
                                            ------------------------------------
                                        Name: Ingo Bleier
                                        Title: Deputy Managing Director


                                        For any institution requiring a second
                                        signature line:


                                        By: /s/ Hilke Schubert
                                            ------------------------------------
                                        Name: Hilke Schubert
                                        Title: Senior Manager


                                        BNP PARIBAS,


                                        By: /s/ Aida M. Ralla
                                            ------------------------------------
                                        Name: Aida M. Ralla
                                        Title: Managing Director


                                        For any institution requiring a second
                                        signature line:


                                        By: /s/ Walter Kaplan
                                            ------------------------------------
                                        Name: Walter Kaplan
                                        Title: Managing Director

                                        CALYON NEW YORK BRANCH,


                                        By: /s/ Lee E. Greve
                                            ------------------------------------
                                        Name: Lee E. Greve
                                        Title: Managing Director Deputy


                                        For any institution requiring a second
                                        signature line:


                                        By: /s/ Gerard M. Russell
                                            ------------------------------------
                                        Name: Gerard M. Russell
                                        Title: Director


                                        CELF LOAN PARTNERS BV,

                                        CELF LOAN PARTNERS II PLC


                                        By: /s/ Colin Atkins
                                            ------------------------------------
                                        Name: Colin Atkins
                                        Title: Director


                                        CITIBANK, N.A.,


                                        By: /s/ Melinda Harris
                                            ------------------------------------
                                        Name: Melinda Harris
                                        Title: RM


                                        CLARENVILLE CDO, SA,

                                        By: Pacific Investment Management
                                            Company LLC, as its Investment
                                            Advisor


                                        By: /s/ Mohan V. Phansalkar
                                            ------------------------------------
                                        Name: Mohan V. Phansalkar
                                        Title: Managing Director

                                        COMMERZBANK ARTIENGESELLSCHAFT,


                                        By: /s/ Jenetzky
                                            ------------------------------------
                                        Name: Jenetzky
                                        Title: SVP


                                        For any institution requiring a second
                                        signature line:


                                        By: /s/ Keller
                                            ------------------------------------
                                        Name: Keller
                                        Title: SVP


                                        CREDIT SUISSE, CAYMAN ISLANDS
                                        BRANCH (F/K/A CREDIT SUISSE
                                        FIRST BOSTON, ACTING THROUGH
                                        ITS CAYMAN ISLANDS BRANCH),


                                        By: /s/ Bill O'Daly
                                            ------------------------------------
                                        Name: Bill O'Daly
                                        Title: Director


                                        For any institution requiring a second
                                        signature line:


                                        By: /s/ Mikhail Faybusovich
                                            ------------------------------------
                                        Name: Mikhail Faybusovich
                                        Title: Associate

                                        CREDIT SUISSE LONDON BRANCH,


                                        By: /s/ Kay Bailer
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


                                        For any institution requiring a second
                                        signature line:


                                        By: /s/ Emma Balaam
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


                                        DEUTSCHE BANK AG, NY BRANCH,


                                        By: /s/ Evelyn Thierry
                                            ------------------------------------
                                        Name: Evelyn Thierry
                                        Title: Vice President


                                        For any institution requiring a second
                                        signature line:


                                        By: /s/ Susan LeFevre
                                            ------------------------------------
                                        Name: Susan LeFevre
                                        Title: Director

                                        DIVERSIFIED EUROPEAN CREDIT S.A.

                                        EUROPEAN CREDIT (LUXEMBOURG) S.A.

                                        LEVERAGED LOANS EUROPE PLC,


                                        By: /s/ illegible
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


                                        For any institution requiring a second
                                        signature line:


                                        By: /s/ illegible
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


                                        GE CORPORATE BANKING EUROPE SAS,


                                        By: /s/ Harold Huebl
                                            ------------------------------------
                                        Name: Harold Huebl
                                        Title: Director


                                        Global Enhanced Loan Fund, S.A.,

                                        By: Pacific Investment Management
                                            Company LLC, as its Investment
                                            Advisor


                                        By: /s/ Mohan V. Phansalkar
                                            ------------------------------------
                                        Name: Mohan V. Phansalkar
                                        Title: Managing Director

                                        GOLDMAN SACHS CREDIT PARTNERS, LP,


                                        By: /s/ Stephen B. King
                                            ------------------------------------
                                        Name: Stephen B. King
                                        Title: Authorized Signatory

                                        GSC EUROPEAN CDO II S.A.,

                                        GSC EUROPEAN CDO I S.A.


                                        By: /s/ Jan Willem van Koeverden Brouwer
                                            ------------------------------------
                                        Name: Jan Willem van Koeverden Brouwer
                                        Title: Director


                                        For any institution requiring a second
                                        signature line:


                                        By: /s/ Robert Jan Schol
                                            ------------------------------------
                                        Name: Robert Jan Schol
                                        Title: Director


                                        HIGHLAND CAPITAL MANAGEMENT EUROPE, LTD,


                                        By: /s/ Stephen Williams
                                            ------------------------------------
                                        Name:  Stephen Williams
                                        Title:  Director

                                        INTERCONTINENTAL CDO S.A.,

                                        By: Pacific Investment Management
                                            Company LLC, as its Investment
                                            Advisor


                                        By: /s/ Mohan V. Phansalkar
                                            ------------------------------------
                                        Name: Mohan V. Phansalkar
                                        Title: Managing Director


                                        J.P. MORGAN SECURITIES LTD,


                                        By: /s/Carlos Vazquez
                                            ------------------------------------
                                        Name: Carlos Vazquez
                                        Title: VP


                                        Alcentra Ltd., on behalf of JUBILEE CDO
                                        IV B.V.,


                                        By: /s/ James Alcar
                                            ------------------------------------
                                        Name: James Alcar
                                        Title: Executive Director


                                        MULTINATIONALS KBC BANK NV


                                        By: /s/ Helinda Wouters
                                            ------------------------------------
                                        Name: Helinda Wouters
                                        Title: Global Relationship Manager


                                        For any institution requiring a second
                                        signature line:


                                        By: /s/ Adriaan Loeff
                                            ------------------------------------
                                        Name: Adriaan Loeff
                                        Title: General Manager

                                        Henderson Global Investors Ltd. for and
                                        on behalf of MELCHIOR CDO I S.A.,


                                        By: /s/ David Milward
                                            ------------------------------------
                                        Name: David Milward
                                        Title:


                                        NATEXIS BANQUES POPULAIRES


                                        By: /s/ Patrick Senderens
                                            ------------------------------------
                                        Name: Patrick Senderens
                                        Title: Global Relationship Manager


                                        For any institution requiring a second
                                        signature line:


                                        By: /s/ Thibank Huillet
                                            ------------------------------------
                                        Name: Thibank Huillet
                                        Title: Relationship Manager


                                        N M ROTHSCHILD & SONS LIMITED


                                        By: /s/ Craig Thomson
                                            ------------------------------------
                                        Name: Craig Thomson
                                        Title: Assistant Director


                                        For any institution requiring a second
                                        signature line:


                                        By: /s/ Adam Greenbury
                                            ------------------------------------
                                        Name: Adam Greenbury
                                        Title: Director


                                        THE NORTHERN TRUST COMPANY,


                                        By: /s/ Preeti Sullivan
                                            ------------------------------------
                                        Name: Preeti Sullivan
                                        Title: Vice President

                                        PETRUSSE EUROPEAN CLO S.A.,

                                        By: INVESCO SENIOR SECURED MANAGEMENT
                                            INC. AS COLLATERAL MANAGER


                                        By: /s/ Scott Baskind
                                            ------------------------------------
                                        Name: Scott Baskind
                                        Title: Authorized Signatory


                                        PIONEER FLOATING RATE TRUST,


                                        By: /s/ Joe Dougherty
                                            ------------------------------------
                                        Name: Joe Dougherty
                                        Title: Portfolio Manager


                                        PROSPERO CLO I B.V.,


                                        By: /s/ Adam Greenbury
                                            ------------------------------------
                                        Name: Adam Greenbury
                                        Title: Attorney-in-fact


                                        RMF EURO CDO II S.A.,


                                        By: /s/ Jan Willem van Koeverden Brouwer
                                            ------------------------------------
                                        Name: Jan Willem van Koeverden Brouwer
                                        Title: Director


                                        RTIF EURO CDO III PLC,


                                        By: /s/ M. Notari
                                            ------------------------------------
                                        Name: M. Notari
                                        Title:
                                               ---------------------------------


                                        For any institution requiring a second
                                        signature line:


                                        By: /s/ F. Kotus
                                            ------------------------------------
                                        Name: F. Kotus
                                        Title:
                                               ---------------------------------